                                                                          497(e)

                 ----------------------------------------------

                                   PROSPECTUS
                                 APRIL 30, 2001
                 ----------------------------------------------


                 ANCHOR SERIES TRUST



                 Government and Quality Bond Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................      5

MORE INFORMATION ABOUT THE PORTFOLIO........................      6

  Investment Strategies.....................................      6

GLOSSARY....................................................      7

  Investment Terminology....................................      7

  Risk Terminology..........................................      9

MANAGEMENT..................................................     10

  Information about the Investment Adviser..................     10

  Information about the Subadviser..........................     10

  Portfolio Management......................................     10

  Custodian, Transfer and Dividend-Paying Agent.............     10

FINANCIAL HIGHLIGHTS........................................     11

FOR MORE INFORMATION........................................     12

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------


The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about one of the Trust's separate investment series (the Portfolio) and its investment goals and principal investment strategies. More detailed investment information is provided in the chart, under "More Information About the Portfolio," on page 6, and the glossary that follows on page 7.



Q:  WHAT IS THE PORTFOLIO'S INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES?



     --------------------------------------------------------------------------------------------
A:   PORTFOLIO                    INVESTMENT GOAL                PRINCIPAL INVESTMENT
                                                                 STRATEGY
     --------------------------------------------------------------------------------------------
     GOVERNMENT AND QUALITY       relatively high current        invests in obligations
     BOND PORTFOLIO               income, liquidity and          issued, guaranteed or
                                  security of principal          insured by the U.S.
                                                                 government, its agencies or
                                                                 instrumentalities and in
                                                                 high quality corporate
                                                                 fixed income securities
     --------------------------------------------------------------------------------------------



    There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The Portfolio's investment goal may not be changed without shareholder vote.



Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?



A: The following section describes the principal risks of the Portfolio, while the chart beginning on page 6 describes various additional risks.


    Risks of Investing in Bonds


    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally.



    Additional Principal Risks



    Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.



Q:  HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?



A: The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and comparing the Portfolio's average annual returns to those of an appropriate market index. Fee and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
[BAR CHART]

                                                                 GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                                 -------------------------------------
1991                                                                             17.29
1992                                                                              6.90
1993                                                                              8.27
1994                                                                             -3.07
1995                                                                             19.42
1996                                                                              2.89
1997                                                                              9.53
1998                                                                              9.18
1999                                                                             -1.65
2000                                                                             11.35

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.76% (quarter ended 6/30/98) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                PAST ONE   PAST FIVE   PAST TEN      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                   YEAR       YEARS      YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio                  11.35%      6.15%       7.79%        9.17%
-----------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)                11.63%      6.46%       7.96%        9.71%
-----------------------------------------------------------------------------------------------------
 Lipper VA-UF General U.S. Government Category(3)       12.33%      5.81%       7.48%        8.72%
-----------------------------------------------------------------------------------------------------


1 Inception date for the Portfolio is September 5, 1984. The since inception returns for the comparative indices are as of the inception date month end.


2 The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.


3 The Lipper Variable Annuity-Underlying Fund (VA-UF) General U.S. Government Category includes funds which invest at least 65% of assets in U.S. government and agency issues.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company (variable annuity contracts and variable life insurance policies are collectively referred to in this Prospectus as Variable Contracts). All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. So if you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. The Portfolio may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and if the Portfolio is available to you in the prospectus that offers the contracts, which accompanies this Prospectus.


Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York are under common control with, and therefore are affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliated with SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES


VALUATION OF SHARES The net asset value per share (NAV) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets of the Portfolio are valued at "fair value" following procedures approved by the Trustees.



The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.



BUY AND SELL PRICES The Separate Accounts buy and sell shares of the Portfolio for NAV, without any sales or other charges.


EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.


During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES


DISTRIBUTIONS The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.



DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the Portfolio.



TAXABILITY OF A PORTFOLIO The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.


--------------------------------------------------------------------------------


                      MORE INFORMATION ABOUT THE PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT STRATEGIES


The Portfolio's investment goal and principal investment strategy is described in the chart on page 3. The chart provided below summarizes information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the variable contracts.







----------------------------------------------------------------------------------------------------------------
                                     GOVERNMENT AND QUALITY BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal investments?          - Fixed-income securities:
                                                           - U.S. government securities
                                                           - high quality corporate bonds
                                                           - mortgage backed and asset backed securities
----------------------------------------------------------------------------------------------------------------
In what other types of investments may the Portfolio     - Fixed-income securities:
significantly invest?                                      - corporate bonds rated as low as "A" (up to 20%)
                                                           - foreign fixed income securities
----------------------------------------------------------------------------------------------------------------
What other types of investments may the Portfolio use    - Borrowing for temporary or emergency purposes
as part of efficient portfolio management or to enhance    (up to 10%)
return?                                                  - Illiquid securities (up to 10%)
                                                         - Forward commitments
                                                         - When-issued/delayed delivery transactions
                                                         - Defensive investments
                                                         - Zero coupon bonds
                                                         - Currency transactions
                                                         - Options and futures
                                                         - Special situations
----------------------------------------------------------------------------------------------------------------
What risks normally affect the Portfolio?                - Market volatility
                                                         - Securities selection
                                                         - Interest rate fluctuations
                                                         - Foreign exposure
                                                         - Active trading
                                                         - Hedging
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.


DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.


FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.


     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET BACKED SECURITIES.



     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds. An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary.


FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.


A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY


ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. In addition, because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Portfolio's portfolio turnover rate for each of the last five fiscal years.



FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.



HEDGING: Hedging is a strategy in which the Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.


INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.


SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER


SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for the Portfolio. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc. For the fiscal year ended December 31, 2000, the Portfolio paid SAAMCo a fee equal to 0.59% of its average daily net assets.


INFORMATION ABOUT THE SUBADVISER


WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to the Portfolio pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the Portfolio.


Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

PORTFOLIO MANAGEMENT


The primary investment manager for the Portfolio is John C. Keogh, a Senior Vice President of Wellington Management. Mr. Keogh has served as the portfolio manager for the Portfolio since 1994. He joined Wellington Management as a portfolio manager in 1983.


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for the Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.


                                      NET                     DIVIDENDS   DIVIDENDS
                                    REALIZED       TOTAL      DECLARED    FROM NET                             NET
           NET ASSET     NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET               ASSETS     RATIO OF
             VALUE     INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                 END OF     EXPENSES
 PERIOD    BEGINNING     MENT          ON           MENT        MENT       INVEST-     END OF      TOTAL      PERIOD    TO AVERAGE
 ENDED     OF PERIOD   INCOME*    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**   (000'S)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                               Government & Quality Bond Portfolio
12/31/96     14.23       0.87         (0.50)         0.37       (0.90)      (0.03)      13.67        2.9      221,603      0.7
12/31/97     13.67       0.84          0.42          1.26       (0.92)      (0.05)      13.96        9.5      234,623      0.7
12/31/98     13.96       0.79          0.48          1.27       (0.57)      (0.02)      14.64        9.2      375,667      0.7
12/31/99     14.64       0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68       (1.7)     480,572      0.7
12/31/00     13.68       0.82          0.70          1.52       (0.75)         --       14.45       11.4      532,223      0.7


          RATIO OF NET
           INVESTMENT
             INCOME      PORTFOLIO
 PERIOD    TO AVERAGE    TURNOVER
 ENDED     NET ASSETS      RATE
            Government & Quality
               Bond Portfolio
12/31/96      6.3          106.7
12/31/97      6.1           75.7
12/31/98      5.5          150.2
12/31/99      5.5           31.1
12/31/00      5.9           57.9


---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding).

** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------


The following documents contain more information about the Portfolio and are available free of charge upon request:



        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.



        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.



You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.



Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836